UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 27, 2007
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                     1-13703                               13-3995059
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            (Commission File Number)           (IRS Employer Identification No.)

            1540 Broadway; 15th Floor
               New York, New York                                  10036
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    (Address of Principal Executive Offices)                     (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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             (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.
               ------------------------

        On March 27, 2007, Mark Shapiro, President and Chief Executive Officer of Six Flags, Inc. (the "Company"), and Jeffrey R. Speed, Chief Financial Officer of the Company, gave a presentation at the Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference. The text of the slides used during the management presentation is furnished as Exhibit 99.1 hereto.

        In connection with the presentation slides, the Company provided a reconciliation of certain financial measures. A copy of the reconciliation is furnished as Exhibit 99.2.

        This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01      Financial Statements and Exhibits.
               ---------------------------------

      (d)      Exhibits


     99.1 Slides from the management presentation at the Lehman Brothers 2007 High Yield Bond and Syndicated Loan Conference.

     99.2      Reconciliation of certain financial measures.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SIX FLAGS, INC.



                                               By: /s/ James M. Coughlin
                                                  ------------------------------
                                                  Name: James M. Coughlin
                                                  Title: General Counsel

Date:  March 27, 2007

                                  EXHIBIT INDEX


                                                                               Paper (P) or
  Exhibit No.                           Description                           Electronic (E)
-------------     -------------------------------------------------------     --------------
      99.1        Slides from the management presentation at the Lehman              E
                  Brothers 2007 High Yield Bond and Syndicated Loan
                  Conference.

      99.2        Reconciliation of certain financial measures.                      E
